Panda Interests	9 Months Ended
Sep. 30, 2020
Panda Interests
Panda Interests
8.	Panda Interests

In March 2019, the Company entered into an agreement to finance and co-produce Broadway Asia’s theatrical production of DreamWorks’ Kung Fu Panda Spectacular Live at the Venetian Theatre in Macau (“Macau Show”). The Company determined the fair value of the profits interest sold to certain investors to be approximately $1.8 million as of the date of this transaction and $2.1 million and $2.0 million as of September 30, 2020 and December 31, 2019, respectively.

The table below summarizes the Company’s profits interest since the date of the transaction (in thousands except for unit and per unit information):

Panda units granted	26.2
Fair value per unit on grant date	$67,690
Grant date fair value	$1,773
Change in fair value of Panda interests	198
Fair value at December 31, 2019	$1,971
Change in fair value of Panda interests	148
Fair value at September 30, 2020	$2,119